UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: August 22, 2005

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      814-00063               13-2949462
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                      Suite 1601, Buliding A, Jinshan Tower
                   No. 8, Shan Xi Road Nanjing, Jiangsu, China
                           --------------------------
                    (Address of principal executive offices)


                                (86) 25 8320 5758
                      -------------------------------------
              (Registrant's telephone number, including area code)


          (former name or former address, if changed since last report)




                     China Biopharmaceuticals Holdings, Inc.
                                   Form 8-K/A

                       SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     As used in this report, "we", "us", "our" or "the Company" refer to China Biopharmaceuticals Holdings, Inc.

     As disclosed on our current reports on Form 8-K and Form 8-K/A filed with the Commission on June 14, 2005 and June 15, 2005, respectively, we signed a share purchase agreement ("Agreement") on June 11, 2005 to acquire controlling ownership interest (approximately 51%) in Suzhou Erye Pharmaceutical Limited Company ("Erye"), a Chinese company specialized in research and development, production and sales of pharmaceutical products as well as chemicals used in pharmaceutical products. As disclosed on our quarterly report on Form 10-QSB filed with the Commission on August 15, 2005, on August 3, 2005 we signed an amendment to the Agreement. Total consideration paid by the Company to acquire 51% ownership interest in Erye is $3,000,000 cash to be paid in installments, and 3,300,000 of common shares valued at $1.00 per share or $3,300,000. Out of the $3,000,000 to be paid in cash, $2,200,000 will be contributed to the acquired Erye for working capital and/or expansion purposes. The Company has agreed to have its common stock quoted on the Over The Counter Bulletin Board system within a reasonable period of time.

     All required legal procedures with relevant Chinese Government regulatory and audit procedures have been completed and the title ownership of 51% of Erye has been passed to the Company.

     The Company hereby files financial statements as incorporated in Item 9.01 as the amendment to our filing of Form 8-K and 8-K/A current report dated respectively June 14 and June 15, 2005.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

     Audited financial statements of Suzhou Erye Pharmaceutical Limited Company as of and for the years ended December 31, 2004 and 2003 and unaudited interim financial statements for the three months ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     China Biopharmaceuticals Holdings, Inc.

                                By:   /s/ MAO Peng
                                     ---------------------------------------
                                     Name:  MAO Peng
                                     Title: Chairman and Chief Executive Officer

Dated:  August 22, 2005

                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                              FINANCIAL STATEMENTS

               At December 31, 2004 and March 31, 2005 (unaduited)
                 For the years ended December 31, 2004 and 2003
         and the three months ended March 31, 2005 and 2004 (unaudited)

                       SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY




                                      INDEX
                                      -----



                                                                            PAGE

INDEPENDENT AUDITOR'S REPORT                                                   2

STATEMENTS OF ASSETS, LIABILITIES AND MEMBERS' EQUITY                          3

STATEMENTS OF INCOME AND EXPENSES                                              4

STATEMENTS OF CHANGES IN MEMBERS' EQUITY                                       5

STATEMENTS OF CASH FLOWS                                                       6

NOTES TO FINANCIAL STATEMENTS                                               7-14

KEMPISTY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS, P.C.
--------------------------------------------------------------------------------
15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038
TEL (212)406-7272 - FAX (212)513-1930


                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Suzhou Erye Pharmaceutical Limited Company

We have audited the accompanying statement of assets, liabilities and members' equity of Suzhou Erye Pharmaceutical Limited Company as of December 31, 2004 and 2003 and the related statements of income and expenses, members' equity and cash flows for each of the years in the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Suzhou Erye Pharmaceutical Limited Company at December 31, 2004 and 2003; and the results of its' operations and cash flows for each of the years in the two years then ended in conformity with accounting principles generally accepted in the United States of America.



Kempisty & Company
Certified Public Accountants PC
New York, New York
July 15, 2005

                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

              STATEMENTS OF ASSETS, LIABILITIES AND MEMBERS' EQUITY

                                                    March 31,    December 31,
                                                      2005           2004
                                                  ------------   ------------
                                                  (unaudited)
                                                  ------------
                                     ASSETS

Current Assets:
     Cash                                         $    746,277   $    941,656
     Accounts receivable, net (Note 3)               3,618,408      2,515,574
     Advance to suppliers                              700,344        538,360
     Inventory (Note 4)                              2,630,537      1,814,381
                                                  ------------   ------------
          Total current assets                       7,695,566      5,809,971

Long-term investment (Note 5)                             --          895,111

Property and Equipment, net (Note 6)                 2,914,690      3,156,106

Other assets (Note 7)                                3,279,895      3,743,086
                                                  ------------   ------------
          Total Assets                            $ 13,890,151   $ 13,604,274
                                                  ============   ============

                        LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
     Bank loans (Note 8)                          $  2,319,681   $  2,452,579
     Accounts payable and accrued expenses           5,940,309      4,096,510
     Other payable                                   1,259,409      1,314,005
     Customer deposits                                  68,252        169,745
     Taxes payable                                     667,727        584,876
                                                  ------------   ------------
          Total Current Liabilities                 10,255,379      8,617,715

Long-term Liabilities
     Long-term borrowing (Note 9)                      128,066        128,066
     Due to employees                                  349,034      1,381,917
     Due to related parties                            241,633        749,998
                                                  ------------   ------------
          Total Liabilities                            718,733      2,259,981

Members' Equity                                      2,916,039      2,726,577
                                                  ------------   ------------

          Total Liabilities and Members' Equity   $ 13,890,151   $ 13,604,274
                                                  ============   ============

                                                            0             0

                        See Notes to Financial Statements


                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                        STATEMENTS OF INCOME AND EXPENSES


                                           For the Three Months Ended          For the Year Ended
                                             March 31,       March 31,     December 31,   December 31,
                                               2005            2004            2004           2003
                                           ------------    ------------    ------------   ------------
                                                    (unaudited)

Revenues
     Sales                                 $  5,183,805    $  4,262,873    $ 17,742,404   $ 17,267,658
     Sales taxes                                 12,517          15,212          67,783         70,629
    Cost of sales                             4,365,812  -    3,520,532  -   14,285,295 -   14,729,324
                                           ------------    ------------    ------------   ------------
Gross profit                                    805,475         727,129       3,389,326      2,467,704

Operating Expenses
     Selling expenses                           113,263         149,244         481,345        426,059
     Selling, general and administrative        389,584  -      457,245  -    1,694,980 -    1,323,105
                                           ------------    ------------    ------------   ------------
          Total Operating Expenses              302,629         120,640       1,213,001        718,540

Other Income
     Other income, net                           (9,642) -      (93,135) -      243,216 -       31,069

                                           ------------    ------------    ------------   ------------
Income before Income Taxes                      292,986          27,505       1,456,217        749,608

Income taxes                                    103,524  -       23,026  -      506,347 -      138,388
                                           ------------    ------------    ------------   ------------

Net income                                 $    189,462    $      4,479    $    949,870   $    611,220
                                           ============    ============    ============   ============





                       See Notes to Financial Statements.

                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                    STATEMENTS OF CHANGES IN MEMBERS' EQUITY

                   YEARS ENDED DECEMBER 31, 2003 AND 2004; AND
                 THREE MONTHS ENDED MARCH 31, 2005 (unaudited)




Members' equity at January 1, 2003                             $ 1,274,222

Net Income                                                         611,220

Dividend paid                                                      (36,245)
                                                               -----------

Members' equity at December 31, 2003                             1,849,197

Net Income                                                         949,870

Dividend paid                                                      (72,490)
                                                               -----------

Members' equity at December 31, 2004                             2,726,577

Net Income                                                         189,462
                                                               -----------

Members' equity at March 31, 2005                              $ 2,916,039
                                                               ===========











                       See Notes to Financial Statements.


                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH

                                                              For the Three Months Ended        For the Year Ended
                                                                       March 31,                   December 31,
                                                              2005           2004           2004           2003
                                                              -----------    -----------    -----------    -----------
                                                                      (unaudited)
                                                                      -----------
Operating Activities

Net income                                                    $   189,462    $     4,479    $   949,870    $   611,220
Adjustments to reconcile net income to net cash
provided (used) by operating activities:
Depreciation and amortization                                     115,320        115,320        476,737        455,095
Changes in operating assets and liabilities:
Decrease (Increase) in Accounts receivable                     (1,102,834)       473,225        (67,344)     2,358,499
Decrease (Increase) in Advance to suppliers                      (161,985)      (264,510)      (333,276)       234,724
Decrease (Increase) in Inventory                                 (816,156)       162,016       (350,312)       530,174
Decrease (Increase) in Other assets                               463,193         28,519        117,378     (3,746,947)
Increase (Decrease) in Accounts payable and accrued expense     1,843,799       (219,395)       812,588        366,140
Increase (Decrease) in Other payable                              (54,596)        17,765       (377,206)       183,869
Increase (Decrease) in Due to Related Parties                    (508,365)      (120,817)      (362,450)    (1,083,004)
Increase (Decrease) in due to employees                        (1,032,884)       (25,272)      (166,321)      (564,238)
Increase (Decrease) in Customer deposits                         (101,493)        20,745        104,752       (163,563)
Increase (Decrease) in Taxes payable                               82,851         (2,766)       448,609        133,609
                                                              -----------    -----------    -----------    -----------
Net cash provided (used) by operating activitie                (1,083,687)       189,309      1,253,025       (684,422)

Investing Activities
Sale of long-term Investment                                      895,111           --             --          751,949
Sale (Purchase) of fixed assets                                   126,096        (43,549)      (214,236)     1,524,004
                                                              -----------    -----------    -----------    -----------
Net cash provided (used) by investing activities                1,021,207        (43,549)      (214,236)     2,275,953

Financing Activities
Payment of Dividend                                                  --             --          (72,490)       (36,245)
Increase (Decrease)  in bank loans (current)                     (132,898)          --         (190,895)    (1,237,903)
Increase (Decrease) in long-term debt                                --         (228,344)      (767,150)          --
                                                              -----------    -----------    -----------    -----------
Net cash provided (used) by financing activities                 (132,898)          --         (491,729)    (2,041,298)

Increase (decrease) in cash                                      (195,379)       145,760        547,060       (449,767)
Cash at beginning of period                                       941,656        394,596        394,596        844,363
                                                              -----------    -----------    -----------    -----------
Cash at end of period                                         $   746,277        540,356    $   941,656        394,596
                                                              ===========    ===========    ===========    ===========

Supplemental Disclosures of Cash Flow Information:
  Cash paid during year for:
     Interest                                                 $    34,601    $    52,270    $   145,409    $   187,179
                                                              ===========    ===========    ===========    ===========
     Income taxes                                             $   103,524    $    23,026    $   506,347    $   138,388
                                                              ===========    ===========    ===========    ===========



                       See Notes to Financial Statements.

                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              (Amounts and Disclosures at and for the Three Months
                  Ended March 31, 2005 and 2004 Are Unaudited)

Note 1-   ORGANIZATION AND OPERATIONS

          Suzhou Erye Pharmaceutical Limited Company (the "Company" or "Erye"), formerly known as The Second Pharmaceutical Manufacturing Company of Suzhou City, was formerly state-owned and established in 1956 in Suzhou City, Jiangshu Province, the People's Republic of China (the "PRC"). In June 2003, the City of Suzhou sold Erye to its management as part of the City's enterprises reform.

          The principal activities of Erye are sales and manufacturing of pharmaceutics approved for sale in Mainland China.

Note 2-   SIGNIFICANT ACCOUNTING POLICIES

          Economic and Political Risks

          The Company faces a number of risks and challenges since its assets are located in China and its revenues are derived from its operations in China. China is a developing country with a young market economic system overshadowed by the state. Its political and economic systems are very different from the more developed countries and are still in the stage of change. China also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and its relationship with other countries, including but not limited to the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

          Basis of Presentation

          The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Standards for Business Enterprises" and "Accounting system for Business Enterprises" in the PRC ("PRC GAAP").

          Certain accounting principles, which are stipulated by US GAAP, are not applicable in the PRC. The difference between PRC GAAP accounts of the Company and its US GAAP financial statements was immaterial.

          Cash and Cash Equivalents

          All highly liquid investments with original maturities of three months or less are considered cash equivalents. Substantially all of the Company's cash and cash equivalents are held by two financial institutions.

          Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              (Amounts and Disclosures at and for the Three Months
                  Ended March 31, 2005 and 2004 Are Unaudited)

Note 2-   SIGNIFICANT ACCOUNTING POLICIES (continued)

          Employees' Benefits

          Mandatory contributions are made to the Government's health, retirement benefit and unemployment schemes at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

          Patent and Development Costs

          The patent and development costs represent patented pharmaceutical formulas, which have obtained official registration certificate or official approval for clinical trials. No amortization is provided as it is held for sale. Such costs comprise purchase costs of patented pharmaceutical formulas, development costs, raw materials and other related expenses of pharmaceutical formulas. Patent and development costs are accounted for on an individual basis. The carrying value of patent and development costs is reviewed for impairment annually, and otherwise when events changes in circumstances indicate that the carrying value may not be recoverable.

          Research and Development Costs

          Research  and  development  costs  of   pharmaceutical   formulas  for
          contracted projects are expensed when incurred.

          Research costs of pharmaceutical formulas held for sale are expensed whereas the development cost are expensed until the project attains technical feasibility (i.e. obtained official approval for clinical trials), and then such development costs are capitalized.

          Fair Value of Financial Instruments

          The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2004 due to the relatively short-term nature of these instruments.

          Income Taxes

          Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in the US and the PRC expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              (Amounts and Disclosures at and for the Three Months
                  Ended March 31, 2005 and 2004 Are Unaudited)

Note 2-   SIGNIFICANT ACCOUNTING POLICIES (continued)

          Foreign Currency Translation

          The Company maintains its books and accounting records in Renminb ("RMB"), thePRC's currency.contracts.ion of amounts from RMB in United States dollars ("US$") has been made at the single rate of exchange of US$1.00:RMB8.277. No representation is made that RMB amounts could have been or could be, converted into US dollar at that rate. On January 1, 1994, the PRC government introduced a single rate of exchange as quoted daily by the People's Bank of China (the "Unified Exchange Rate"). The quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with supplier's invoices, shipping documents and signed

          One July 21, 2005, the People's Bank of China, China's central bank, announced that,beginning from July 21, 2005, China will implement a regulated, managed floating exchange rate system based on market supply and demand and in reference to a package of currencies. RMB will no longer be pegged to the US dollar and the RMB exchange rate regime will be improved with greater flexibility.

          The People's Bank of China will announce the closing price of a foreign currency such as the US dollar traded against the RMB in the inter-bank foreign exchange market after the closing of the market on each working day, and will make it the central parity for the trading against the RMB on the following working day.

          The exchange rate of the US dollar against the RMB will be adjusted to
          8.11 yuan per US dollar on July 21, 2005.

          The daily trading price of the US dollar against the RMB in the inter-bank foreign exchange market will continue to be allowed to float within a band of 0.3 percent around the central parity published by the People's Bank of China, while the trading prices of the non-US dollar currencies against the RMB will be allowed to move within a certain band announced by the People's Bank of China.

          The People's Bank of China will make adjustment of the RMB exchange rate band when necessary according to market development as well as the economic and financial situation.The People's Bank of China is responsible for maintaining the RMB exchange rate basically stable at an adaptive and equilibrium level.

          Property, Plant and Equipment

          Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

          When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

          Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. The percentages applied are:

               Machines and equipment                              10%
               Vehicles                                            10%
               Leasehold improvements                              10%

                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              (Amounts and Disclosures at and for the Three Months
                  Ended March 31, 2005 and 2004 Are Unaudited)

Note 2-   SIGNIFICANT ACCOUNTING POLICIES (continued)

          Valuation of Long-Lived assets

          The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

          Interim Financial Information

          The unaudited statements of assets, liabilities and members' equity, the unaudited statements of income and expenses, changes in members' equity, and cash flow have been prepared in accordance with United States generally accepted accounting principles for interim financial information. In our opinion, all adjustments (consisting solely of normal recurring accruals) considered necessary for a fair presentation of the financial position, results of operations and cash flows as at March 31, 2005, have been included. Readers of these financial statements should note that the interim results for the three month period ended March 31, 2005, is not necessarily indicative of the results that may be expected for the fiscal year as a whole.

          Recent Accounting Pronouncements

          In  December  2003,  the  Security  and  Exchange  Commission  ("SEC')
          released Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition. SAB No. 104 revises or rescinds portions of the interpretive guidance related to revenue recognition included in Topic 13 of the codification of the staff accounting bulletins. SAB No. 104 became effective when issued, and adoption by Eyre did not have a material impact on its financial position or results of operations.

          In November 2004, the FASB issued SFAS No. 151, Inventory Costs. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). ARB 43 previously stated that "under some circumstances, items such as idle facility expense, excessive spillage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges...". This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal". In addition, this Statement requires that allocation of fixed production.


                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              (Amounts and Disclosures at and for the Three Months
                  Ended March 31, 2005 and 2004 Are Unaudited)

Note 3-   ACCOUNTS RECEIVABLE

          Accounts receivable consist of the following:

                                                                                     March 31,    December 31,
                                                                                       2005           2004
                                                                                   ------------   ------------
          Accounts receivable                                                      $  4,267,957     $3,183,555
          less: Allowance for bad debt                                                  649,549        667,981
                                                                                   ------------   ------------
          Accounts  receivable, net                                                $  3,618,408     $2,515,574
                                                                                   ============   ============

Note 4-   INVENTORY

          Inventory consists of following:

                                                                                     March 31,    December 31,
                                                                                       2005           2004
                                                                                   ------------   ------------

          Finished goods                                                           $  1,041,195     $  375,032
          Work in progress                                                              887,751        735,659
          Raw materials and low-value materials                                         701,590        703,690
                                                                                   ------------   ------------
                                                                                   $  2,630,537     $1,814,381
                                                                                   ============   ============

Note 5-   LONG-TERM INVESTMMENT

          Long-term investment consists of following:

                                                                                     March 31,    December 31,
                                                                                       2005           2004
                                                                                   ------------   ------------

          Investment in Suzhou Zhonghua Pharmaceutical Company                     $       --     $    895,111
                                                                                   ============   ============

          Eyre invested $895,111 into Suzhou Zhonghua  Pharmaceutical Company in
          June 1993, and owned 12.59% of the company. Eyre adopted cost method accounting since it did not control the company. Erye has not received any dividend. In March 2005, Erye sold this investment to a related party, Erye Trading Ltd. without any gain or loss




Note 6-   FIXED ASSETS

          Fixed assets consists of the following:

                                                                                     March 31,    December 31,
                                                                                       2005           2004
                                                                                   ------------   ------------

          Plant and property                                                       $  2,125,384     $2,570,878
          Operationg equipment                                                        4,009,463      6,278,667
          Vehicle                                                                        43,579         43,579
                                                                                   ------------   ------------
                                                                                      6,178,426      8,893,124

          Less: Accumulated depreciation                                              3,466,451      5,790,690
                                                                                   ------------   ------------
                                                                                      2,711,975      3,102,434

          Construction in progress                                                      202,715         53,672
                                                                                   ------------   ------------
                                                                                   $  2,914,690     $3,156,106
                                                                                   ============   ============


                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              (Amounts and Disclosures at and for the Three Months
                  Ended March 31, 2005 and 2004 Are Unaudited)


Note 7-   OTHER ASSETS

          Other assets consist of the following:

                                            March 31,      December 31,
                                            2005           2004
                                            ------------   ------------

Restricted cash                             $     43,837   $     43,837

Intangible assets                              3,397,521      3,910,186
less: accumulaed amortization                    223,273        210,936
                                            ------------   ------------
                                               3,174,248      3,699,249
                                            ------------   ------------
                                            $  3,218,086   $  3,743,086
                                            ============   ============

Note 8-   BANK LOANS

          Short-term bank loans at March 31, 2005 consist of the following:

                                         Loan                                   Monthly
          Financial Institutions        Amount            Duration           Interest Rate        Collateral
          ----------------------        ------            --------           -------------        ----------
          Industrial And               1,510,209     3/15/2005-6/14/2005       0.56550%              Land
          Commercial Bank
          Industrial Development          96,653     9/15/2004-9/14/2005       0.57350%              None
          Financing
          Bank of
          Communication                  712,819     2/1/2005-6/30/2005        0.53000%        Garranteed by former
                                     -----------                                               group company
                                     $ 2,319,681
                                     ===========


          Short-term bank loans at December 31, 2004 consist of the following:

                                         Loan                                   Monthly
          Financial Institutions        Amount            Duration           Interest Rate        Collateral
          ----------------------        ------            --------           -------------        ----------

          Industrial And
          Commercial Bank              1,570,617     6/15/2004-3/14/2005       0.56550%              Land
          China Foudation
          Company                         30,204     5/1/2004-3/1/2005         0.57350%              None
          Bank of
          Communication                   30,204     2/1/2004-6/1/2005         0.53000%        Guaranteed by former
                                                                                               group company
          Industrial Development
          Financing                       96,653     9/15/2004-9/14/2005       0.57350%              None
          Bank of Communication          724,900     2/1/2004-1/31/2005        0.53000%        Guaranteed by former
                                                                                               group company
                                     -----------
                                     $ 2,452,579
                                     ===========


                   SUZHOU ERYE PHARMECEUTICAL LIMITED COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              (Amounts and Disclosures at and for the Three Months
                  Ended March 31, 2005 and 2004 Are Unaudited)

Note 9-   BANK LOANS

          Long-term Bank loans at March 31, 2005  consist of the following:

                                         Loan                                   Monthly
          Financial Institutions        Amount            Duration           Interest Rate        Collateral
          ----------------------        ------            --------           -------------        ----------
          Industrial And
          Commercial Bank              $ 128,066     6/1/2004-5/31/2006        0.56550%              None
                                       =========


          Long-term Bank loans at December 31, 2004  consist of the following:

                                         Loan                                   Monthly
          Financial Institutions        Amount            Duration           Interest Rate        Collateral
          ----------------------        ------            --------           -------------        ----------

          Industrial And
          Commercial Bank              $ 128,066     6/1/2004-5/31/2006        0.56550%              None
                                       =========


Note 10-  COMMITMENTS AND CONTINGENCIES

          The Company's operations are conducted in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

          The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments legal environments and foreign currency exchange.

          The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.





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